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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  JULY 16, 2001

                      AAMES CAPITAL ACCEPTANCE CORPORATION
                                  ON BEHALF OF
                           AAMES MORTGAGE TRUST 2001-2
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             (Exact name of Registrant as specified in its charter)

         DELAWARE                        333-54184                95-4619902
------------------------------           ---------           ------------------
(State or other jurisdiction             (Commission         (I.R.S.  employer
of incorporation)                        file number)        identification no.)



   350 SOUTH GRAND AVENUE, 40TH FLOOR
         LOS ANGELES, CALIFORNIA                                   90071
----------------------------------------                       ------------
(Address of principal executive offices)                         (ZIP Code)

                                 (323) 210-5000
          -------------------------------------------------------------
               Registrant's telephone number, including area code

                                       N/A
                     --------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events

         Aames Capital Corporation (the "Seller") registered up to $2,003,994,800 aggregate principal amount of asset-backed certificates and asset-backed bonds under Rule 415 of the Securities Act of 1933, as amended (the "Act"), pursuant to a Registration Statement on form S-3, including a prospectus (Registration Statement File No. 333-54184) (the "Registration Statement"). Pursuant to the Registration Statement, the Seller filed a Prospectus Supplement, dated June 13, 2001, and a Prospectus, dated June 13, 2001 (together, the "Prospectus"), relating to $150,000,000 (approximate) aggregate principal amount of Mortgage Pass-Through Certificates, Series 2001-2 (the "Certificates"), issued by Aames Mortgage Trust 2001-2 (the "Trust") on June 28, 2001 (the "Closing Date"). The Certificates consist of the Class A-1, Class A-2, Class A-IO, Class M-1, Class M-2 and Class B Certificates (collectively, the "Offered Certificates"), Class R Certificates, Class P Certificates and Class C Certificates (the "Class R Certificates, " the "Class P Certificates" and "Class C Certificates", respectively, and collectively with the Offered Certificates, the "Certificates"). Only the Offered Certificates were offered by the Prospectus.

         The Certificates represent undivided beneficial ownership interests in the Trust, which was created pursuant to the Pooling and Servicing Agreement dated as of June 1, 2001 (the "Pooling and Servicing Agreement") between the Seller, as seller, Aames Capital Acceptance Corporation, as depositor (the "Depositor"), Countrywide Home Loans, as servicer, and Bankers Trust Company of California, N.A., as trustee (the "Trustee"). On the Closing Date, the corpus of the Trust consisted primarily of a pool (the "Mortgage Pool") of home equity mortgage loans (the "Initial Mortgage Loans").

         The description of the Mortgage Pool in the Prospectus contained information only with respect to the Initial Mortgage Loans as of the Cut-off Date. This Current Report on Form 8-K is being filed to update the description of the Mortgage Pool contained in the Prospectus.

         Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission pursuant to Rule 424(b)(2) under file number 333-54184.

         Item 7.  Financial Statements: Pro Forma Financial Information and
                  ---------------------------------------------------------
                  Exhibits.
                  ---------


         (a)    Not applicable.

         (b)    Not applicable.

         (c)    Exhibits:


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 99.1    Final Mortgage Pool Data











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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AAMES CAPITAL ACCEPTANCE CORPORATION


                                    By: /s/ John Kohler
                                        ---------------
                                            John Kohler
                                            Executive Vice President


Dated:  July 16, 2001











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                                  EXHIBIT INDEX


Exhibit No.    Description of Exhibit
-----------    ----------------------

99.1           Final Mortgage Pool Data







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